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                                                                    EXHIBIT 10.4

                          FIRST AMENDMENT TO SERVICING
                           AND INTERCREDITOR AGREEMENT

         This First Amendment to Servicing and Intercreditor Agreement is made and entered into this 1st day of December, 2001 by and among Integra Bank, successor to The National City Bank of Evansville (the "Servicer"), Princesa Partners (the "Borrower") and each of the lenders signing this First Amendment (collectively, including Servicer, the "Lenders" and each a "Lender").

                                    RECITALS

         A. The parties hereto entered into a Servicing and Intercreditor Agreement dated as of October 22, 1998 (the "Servicing Agreement") relating to a certain Loan Agreement of even date thereof. All capitalized terms not otherwise defined herein shall have the meanings provided for in the Servicing Agreement.

         B. The parties have amended the Loan Agreement and desire to make certain Amendments to the Servicing Agreement.

         NOW, THEREFORE, in consideration of the Recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  1. The Lenders hereby approve the Agreement dated the date hereof, the First Amendment to the Loan Agreement and the other documents executed in conjunction with the Agreement.

                  2. Section 2.3 of the Servicing Agreement is hereby amended effective May 1, 2001 by adding prior to the period at the end thereof the following:

                                    ; provided that at anytime the Loan bears interest as a Loan Rate in excess of 10 5/8%, the fee shall be .50% if the Loan Rate is 1.875% or more in excess of 10 3/8% or .375% if the Loan Rate is .875% or more but less than 1.875% in excess of 10 5/8% with such additional fee in excess of .25 % payable solely from any Collections of the Loan Rate in excess of 10 5/8%.

         IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first above written.

                                       PRINCESA PARTNERS
                                       By: Conami, Inc., its general partner


                                       By: /s/ Jerry L. Baum
                                          --------------------------------------
                                          Its President
                                             -----------------------------------



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                                       By: Concorde Cruises, Inc., its general
                                       partner

                                       By: /s/ Jerry L. Baum
                                          --------------------------------------
                                          Its President
                                             -----------------------------------

                                       INTEGRA BANK, as a successor to The
                                       National City Bank of Evansville


                                       By: /s/ Christopher Tietz
                                          --------------------------------------
                                          Its Senior Vice President
                                             -----------------------------------


                                       FIRST NATIONAL BANK


                                       By:
                                          --------------------------------------
                                          Its
                                             -----------------------------------


                                       LINN COUNTY BANK


                                       By:
                                          --------------------------------------
                                          Its
                                             -----------------------------------


                                       UNITED PRAIRIE BANK - SLAYTON


                                       By:
                                          --------------------------------------
                                          Its
                                             -----------------------------------


                                       PEOPLES NATIONAL BANK OF KEWANEE


                                       By:
                                          --------------------------------------
                                          Its
                                             -----------------------------------



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